                                                              EXHIBIT 10.1(n)(2)

                           UNIVERSAL FOODS CORPORATION
                        TRUST AGREEMENT FOR RABBI TRUST C

                  Changes Upon Appointment of Successor Trustee

WHEREAS, Universal Foods Corporation d/b/a Sensient Technologies Corporation (the "Company") desires to appoint, effective as of January 1, 2001, Marshall & Ilsley Trust Company ("M&I") as successor trustee of Universal Foods Corporation Rabbi Trust C under the Trust Agreement dated September 8, 1988; and

THEREFORE, it is hereby agreed by the parties to the Trust Agreement for Rabbi Trust C, pursuant to the next to last sentence of Section 5.02, Amendment and Waiver, of the Trust Agreement, that, effective as of January 1, 2001:

      1. Marshall & Ilsley Trust Company shall be successor trustee to Firstar Bank, Milwaukee, N.A.

      2.    The addresses for Notices to the Company and the Trustee provided in
            Section 6.04, Notices, shall be changed to reflect the actual addresses of the parties from time to time, with any party providing other parties notice of any change pursuant to the procedure of
            Section 6.04.

      IN WITNESS WHEREOF, the parties have executed this Changes Upon Appointment of Successor Trustee as of the 1st day of January, 2001.

UNIVERSAL FOODS CORPORATION
d/b/a SENSIENT TECHNOLOGIES                  MARSHALL & ILSLEY COMPANY
CORPORATION

By: /s/: John L. Hammond                     By: /s/: Michael C. Wieber
    --------------------------------             -------------------------------
Name:    John L. Hammond                     Name:    Michael C. Wieber
Title:   Vice President, Secretary           Title:   Vice President
         and General Counsel
                                             By: /s/: Michael J. Shlensky
                                                 -------------------------------
                                             Name:    Michael J. Shlensky
                                             Title:   Vice President